CONGRESS ASSET MANAGEMENT COMPANY

Congress SMid Core Opportunity Fund

Retail Class Ticker CACOX                       Institutional Class Ticker IACOX

Supplement dated September 7, 2018 to
Prospectus, Summary Prospectus and Statement of Additional Information ("SAI")
 dated February 28, 2018

Upcoming Reorganization of the Fund

The Board of Trustees of Professionally Managed Portfolios (the "Trust") has approved an Agreement and Plan of Reorganization whereby the Congress SMid Core Opportunity Fund (the "Acquired Fund"), a series of Professionally Managed Portfolios will reorganize and merge into the Congress Mid Cap Growth Fund (the "Acquiring Fund"), also a series of Professionally Managed Portfolios (the "Reorganization").  The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

Congress Asset Management Company, LLP ("Congress" or the "Advisor") is the investment adviser to both the Acquired Fund and the Acquiring Fund.  The Acquired Fund and the Acquiring Fund commenced operations at the same time on October 31, 2012.  Prior to February 28, 2018, the Acquired Fund was known as the Congress All Cap Opportunity Fund. The Acquired Fund and Acquiring Fund have similar, although not identical, investment strategies.  However, the Acquired Fund has grown slowly since its inception, and as of August 31, 2018 the Acquired Fund had only approximately $25.6 million in assets.  At the current asset size, the Acquired Fund is unable to support its own expenses without significant subsidy from the Advisor.

Congress believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in a similar strategy.  In addition, combining the portfolios will eliminate the likelihood that Congress will find it necessary to liquidate the Acquired Fund because it can no longer subsidize the expenses of the Acquired Fund.

The Acquired Fund and the Acquiring Fund have the same investment objectives and similar investment risks.  After the Reorganization, the operating expense ratio of the Acquiring Fund is expected to be lower than that of the Acquired Fund.  Congress is expected to continue to serve as the investment adviser to the Acquiring Fund following the Reorganization.  Similarly, the current Board of Trustees and all other service providers to the Acquiring Fund are expected to remain in place immediately following the Reorganization.

In the next few weeks, shareholders of record of the Acquired Fund will receive an Information Statement/Prospectus with respect to the proposed Reorganization.  A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board of Trustees considered in approving the Reorganization will be provided in the Information Statement/Prospectus.  No shareholder approval or action on your part is necessary to effect the Reorganization.

Please update your records accordingly.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.